                                                                    EXHIBIT 10.5

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


          This Agreement is made as of July 28, 1995 by and between Applied Imaging Corp., a California corporation ("Applied Imaging" or the "Company"), and the purchasers of Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock of the Company pursuant to the Investment Agreements (as defined below).

          WHEREAS, the Company intends to enter into a Series J Preferred Stock and Warrant Purchase Agreement. In connection with this transaction, the Company wishes to amend and restate the Registration Rights Agreement dated August 24, 1993 to include the Common Stock issuable upon conversion of the Series J Preferred Stock and the Common Stock issuable upon exercise or conversion of the warrants issued pursuant to the Series J Preferred Stock and Warrant Purchase Agreement as registrable securities.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        a.     Definitions.  In addition to the terms defined above, the
               -----------
          following terms shall have the meanings ascribed below for purposes of this Agreement:

          i. "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

          ii. "Exchange Act" means the 1934 Act or any similar federal statute, and the rules of the Commission thereunder, all as the same shall be in effect at the time.

          iii. "Holder" means any holder of record of shares of Registrable Securities or the securities convertible into Registrable Securities who is an Investor or an Affiliated Assignee as those terms are defined under the Series C Preferred Stock Purchase Agreement dated May 13, 1988, the Series D Preferred Stock Purchase Agreement dated February 22, 1989, Series F Preferred Stock Purchase Agreement dated as of September 4, 1990, the Series G Preferred Stock Purchase Agreement dated as of March 21, 1991, the Series H Preferred Stock and Common Stock Purchase Agreement dated as of September 4, 1992, the Series I Preferred Stock Purchase Agreement dated as of August 24, 1993 or the Series J Preferred Stock and Warrant Purchase Agreement dated July 28, 1995 (the "Investment Agreements").

          iv. The term "person" includes an individual, a legal entity such as a corporation, partnership, joint venture, associate, or joint stock company, a trust, an unincorporated organization, and a government or political subdivision thereof or other governmental agency.

          v. The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          vi. "Registrable Securities" means (i) the Common Stock of Applied Imaging, issued or issuable with respect to the Stock or the Conversion Stock as those terms are defined under the Investment Agreements, (ii) up to 15,000 shares of Common Stock issued pursuant to the Series H Preferred Stock and Common Stock Purchase Agreement dated as of September 4, 1992, (iii) up to 140,000 shares of Common Stock issuable upon exercise of a warrant issued to Allen & Company Incorporated and (iv) up to 392,156 shares of Common Stock issuable upon exercise or conversion of warrants issued pursuant to the Series J Preferred Stock and Warrant Purchase Agreement dated as of July 28, 1995.

          vii. "Registration Expenses" means all expenses (except Selling Expenses as defined below) incurred by Applied Imaging in complying with Sections 1.2 and 1.3, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Applied Imaging, Blue Sky fees and expenses, and, the expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Applied Imaging which shall be paid in any event by Applied Imaging).

          viii. "Securities Act" means the Act or any similar federal statute, and the rules of the Commission thereunder, all as the same shall be in effect at the time.

          ix. "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder(s).

        b.     Company Registration.
               --------------------

          i. Except as provided elsewhere in this Section 1, if, at any time or from time to time, Applied Imaging shall determine to register any of its securities for its own account, other than
               (i) a registration relating to employee benefit plans, or (ii) a registration relating to a Commission Rule 145 transaction, Applied Imaging will:

               (1)    promptly give notice thereof to each Holder; and

               (2)    include in such registration (and any related
                    qualification or other compliance under Blue Sky laws), and in any underwriting involved therein, except as set forth in
                    Section 1.2.2 below, all the Registrable Securities held of record (or issuable upon conversion of securities held of record) by, and specified in a written notice or notices from, any Holder or Holders received by Applied Imaging within thirty (30) days after the date of such written notice from Applied Imaging.

          ii. If the registration of which Applied Imaging gives notice is for a registered public offering involving an underwriting, Applied Imaging shall so advise the Holder(s) as a part of the written notice from Applied Imaging given pursuant to Section 1.2.1(i). In such event the right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Applied Imaging and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Applied Imaging. Notwithstanding any other provision of this Section 1.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may in its discretion exclude some or all of the Registrable Securities from such registration and underwriting; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all securities held by other holders are first entirely excluded from such underwriting. In the event of any such reduction, Applied Imaging shall so advise all Holders, and the number of shares of Registrable Securities which may be included in the registration and underwriting shall be allocated by Applied Imaging among all of the Holders thereof at the time of filing the registration statement in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the Registration Statement and no Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder dis approves of the terms of any such underwriting, it may elect to withdraw therefrom by notice to Applied Imaging and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

        c.     Request for Registration. If at any time after the earlier of (i)
               ------------------------
           August 31, 1996 or (ii) the date which is six (6) months from the closing of Applied Imaging's initial underwritten registered public offering (pursuant to a registration statement on Form S-1 or any successor form), Applied Imaging shall receive a written request (specifying that such request is being made pursuant to this Section 1.3) from the Holders of a majority of the Registrable Securities ("Initiating Holders") that Applied Imaging file a registration statement under the Securities Act (and any related qualification or other compliance under Blue Sky laws) covering the registration of Registrable Securities held of record (or issuable upon conversion of securities held of record) by such Holders equal to the greater of
           (i) fifty percent (50%) or more of the total Registrable Securities (assuming conversion of all securities convertible into Registrable Securities), or (ii) an amount of Registrable Securities which would be valued at $3,500,000 or more based on the expected price to the public in the offering being registered, then Applied Imaging shall promptly notify all other Holders of such request and, as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by Applied Imaging within twenty (20) days after receipt of such written notice from Applied Imaging; provided, however, that Applied Imaging shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
           Section 1.3 in any particular jurisdiction in which Applied Imaging would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Applied Imaging is already generally subject to service in such jurisdiction and except as may be required by the Securities Act.

           i. Notwithstanding the foregoing, (i) Applied Imaging shall not be obligated to effect a registration pursuant to this
                Section 1.3 during the period starting with the date ninety (90) days prior to Applied Imaging's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of its securities (other than a registration relating to employee benefit plans or to a Commission Rule 145 transaction), provided that Applied Imaging is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that Applied Imaging's estimate of the date of filing such registration statement is made in good faith; and (ii) if Applied Imaging shall furnish to such Holders a certificate signed by the President or the Chairman of the Board of Applied Imaging stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Applied Imaging or its shareholders for a registration statement to be filed in the near future, then Applied Imaging's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six (6) months.

           ii. Applied Imaging shall be obligated to effect only one registration pursuant to this Section 1.3.

           iii. In the event that a registration requested pursuant to this Section 1.3 is for a registered public offering involving an underwriting, Applied Imaging shall so advise the Holders as part of the notice given pursuant to this Section 1.3. In such event, the right of any Holder to registration pursuant to this Section
               1.3 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.3, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein. Applied Imaging shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but the managing underwriter and the underwriting agreement shall be subject to Applied Imaging's reasonable approval. Notwithstanding any other provision of this Section 1.3, if the managing underwriter advises the Initiating Holders and Applied Imaging in writing that marketing factors require a limitation of the number of shares to be underwritten, then Applied Imaging shall so advise all Holders electing to participate in the registration and underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders by Applied Imaging in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To the extent any of such Holders elects not to sell the full number of shares it is entitled to sell pursuant to the preceding sentence, the other such Holders' respective rights to participate in the registration and underwriting shall be increased pro rata by a corresponding number of shares. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provision, Applied Imaging may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to Applied Imaging, the managing underwriter and the initiating Holders. In the event that such underwriting represents the initial under written public offering of Applied Imaging's securities, any securities excluded or withdrawn from such under-writing shall be withdrawn from such registration and shall not be transferred in a public distribution prior to four (4) months after the effective date of such registration statement, or such other shorter period of time as the managing underwriter may permit in writing, but, however, subject to any longer period that may be required pursuant to Section 1.10.

        d.     Registration on Form S-3.
               ------------------------

          i. If any Holder or Holders holding in the aggregate not less than 5% of the then outstanding Registrable Securities request that Applied Imaging file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting dis counts and commissions, would exceed $1,000,000 and Applied Imaging is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, Applied Imaging shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that Applied Imaging shall not be required to effect more than one registration pursuant to this Section 1.4 in any twelve month period or in excess of two registrations under this Section 1.4. The substantive provisions of Section 1.3.3 shall be applicable to each registration initiated under this Section 1.4.

          ii. Notwithstanding the foregoing, Applied Imaging shall not be obligated to take any action pursuant to this Section 1.4: (i) in any particular jurisdiction in which Applied Imaging would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Applied Imaging is already subject to service in such jurisdiction and except as may be required by the Securities Act;
               (ii) if Applied Imaging, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to Applied Imaging's estimated date of filing of, and ending on the date six
               (6) months immediately following, the effective date of any registration statement pertain ing to securities of Applied Imaging (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that Applied Imaging is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if Applied Imaging shall furnish to such

               Holder a certificate signed by the President of Applied Imaging stating that in the good faith judgment of the Board of Directors it would be detrimental to Applied Imaging or its shareholders for registration statements to be filed at such time, then Applied Imaging's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder.

        e.     Expenses of Registration.
               ------------------------

          i. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2 above shall be borne by Applied Imaging; and all Selling Expenses related to securities registered by the Holder(s) shall be borne by the Holder(s) of such securities pro rata on the basis of the number of shares so registered; provided, however, that (anything in this Section 1 to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the selling shareholders pro rata, to the extent required by such jurisdiction.

          ii. All Registration Expenses incurred in connection with one registration pursuant to Section 1.3 shall be paid by Applied Imaging and all Selling Expenses shall be paid by the Holders pro rata in accordance with the number of Registrable Securities included in such registration.

          iii. All Registration Expenses incurred in connection with two registrations pursuant to Section 1.4 shall be paid by Applied Imaging and all Selling Expenses shall be paid by the Holders pro rata in accordance with the number of Registrable Securities included in such registration.

        f.     Registration Procedures.  In the case of each registration,
               -----------------------
          qualification or compliance effected pursuant to this Section 1, Applied Imaging will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, Applied Imaging will with all deliberate speed:

          i. Prepare and file with the Commission a registration statement with respect to the Registrable Securities to be registered and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days;

          ii. Furnish to the Holders participating in such registration and to the underwriters of the Registrable Securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          iii. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

        g.     Indemnification.
               ---------------

          i. To the extent permitted by law, Applied Imaging will indemnify and hold harmless each Holder, each of its officers and directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, with respect to registration, qualification or compliance which has been effected pursuant to this Section 1, (i) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document (including any related registration statement, notification and the like) or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or (ii) based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation by Applied Imaging of any rule or regulation promulgated under the Securities Act applicable to Applied Imaging and relating to action or inaction required of Applied Imaging in connection with any such registration, qualification or compliance. Applied Imaging will reimburse such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, each such underwriter and each such person who controls any such underwriter within the meaning of Section 15 of the Securities Act, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that Applied Imaging will not be liable under this Section 1.7.1 to the extent that any such claim, loss, damage, liability or expense arises out of, or is based on, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Applied Imaging by any such Holder or underwriter.

          ii. Notwithstanding any other provision of this Section 1, the obligation of the Applied Imaging to include the Registrable Securities of any Holder in any registration, and any related qualification or compliance, shall be conditioned upon such Holder entering into an indemnification agreement in customary form with Applied Imaging and any underwriter(s) for the securities to be registered, satisfactory to Applied Imaging and such under writer(s), which shall provide for indemnification by such Holder, to the extent permitted by law, of Applied Imaging, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of Applied Imaging's securities covered by such a registration statement, each person who controls Applied Imaging or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and partners and such other Holder's legal counsel and independent accountants, and each person controlling such other Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular and other document (including any registration statement, notification and the like), or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Applied Imaging by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of the Holders under this Section 1.7.2 shall be limited to an amount equal to the gross offering proceeds of the registration.

          iii. Each party entitled to indemnification under Section 1.7.1 (the "Indemnified Party") shall give notice to Applied Imaging promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit Applied Imaging to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for Applied Imaging, who shall conduct the defense of such claim or litigation, shall be approved of by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve Applied Imaging of its obligations under this Section 1. In the defense of any such claim or litigation, Applied Imaging shall not, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        h.     Information by Holder.  The Holder(s) of Registrable Securities
               ---------------------
          included in any registration shall furnish to Applied Imaging such information regarding such Holder(s) and the distribution proposed by such Holder(s) as Applied Imaging may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

        i.     Termination of Applied Imaging's Obligations.  Applied Imaging
               --------------------------------------------
          shall have no obligation pursuant to Sections 1.2, 1.3 and 1.4 with respect to any request or requests made by any Holder more than five
          (5) years after the effective date of Applied Imaging's first registered and underwritten public offering of securities for its own account or for the account of Holders pursuant to Section 1.3.

        j.     "Lock-Up" Agreement.  Until termination of Applied Imaging's
               -------------------
          obligation as provided under Section 1.9 above, each Holder hereby agrees that it shall not

               (1)   during the first six (6) months following the effective
                    date of the registration statement filed under the Securities Act covering Applied Imaging's initial underwritten offering of its securities to the general public for its own account, nor

               (2)   following the effective date of any registration statement filed by Applied Imaging under the Securities Act (including the one covering its initial underwritten offering of its securities to the general public for its own account), to the extent and for the period consented to in writing by Holders holding a majority of the Registrable Securities (assuming, for this purpose, conversion of all outstanding shares of the Stock) held by all Holders, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Applied Imaging securities, without the prior written consent of Applied Imaging or the managing underwriter in such offering, as the case may be. Applied Imaging may place an appropriate legend on all certificates for Registrable Securities and the securities convertible into Registrable

                    Securities referring to the restrictions on transfer set forth in this Section 1.

The obligations of the Holders under this Section 1.10 are subject to the agreement by each officer and director of Applied Imaging that owns stock of Applied Imaging and each holder of at least one percent (1%) of Applied Imaging's outstanding voting equity securities to abide by the foregoing restrictions.

1.        Amendment to Prior Agreement.  The Registration Rights Agreement dated
          ----------------------------
     August 24, 1993 (the "Prior Agreement") is hereby amended and restated in its entirety to read as set forth herein. The foregoing amendment shall be effective upon execution of this Agreement by the Company and the holders of a majority of the Registrable Securities (as such term is defined in the Prior Agreement).

2.        Miscellaneous.
          -------------

     a.        Waivers and Amendments.  With the written consent of Applied
               ----------------------
          Imaging and the Holders of more than 50% of the Registrable Securities, the obligations of Applied Imaging and the rights of the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent Applied Imaging, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement without the consent of the Holders of all of the Registrable Securities. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Any amendment, waiver or supplementary agreement effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities and Applied Imaging.

     b.        Governing Law.  This Agreement shall be governed in all respects
               -------------
          by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     c.        Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
          herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     d.        Entire Agreement.  This Agreement constitutes the full and entire
               ----------------
          understanding and agreement between the parties with regard to the subjects hereof and thereof.

     e.        Notices.  All notices and other communications required or
               -------
          permitted hereunder shall be in writing and may be delivered in person, by telecopy, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Holder, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, at 2340A Walsh Avenue, Building F, Santa Clara, CA 95051, or at such other address as the Company shall have furnished to the Holders in writing.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

     f.        Titles and Subtitles.  The titles of the paragraphs and
               --------------------
          subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     g.        Counterparts.  This Agreement may be executed in any number of
               ------------
          counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     h.        Nominees.  Securities registered in the name of a nominee for a
               --------
          Holder shall, for purposes of this Agreement, be treated as being owned by such Holder.


     The foregoing Amended and Restated Registration Rights Agreement is hereby executed as of the date first above written.

                                        "COMPANY"

                                        APPLIED IMAGING CORP.



                                        By: /s/ Abraham I. Coriat
                                            ------------------------------------

                                          Abraham I. Coriat,
                                          Chairman and Chief
                                          Executive Officer

"HOLDERS"

                                                            Number and Class/
          Name of Holder                                    Series of Shares
- ------------------------------------                       ------------------


ALLEN & COMPANY INCORPORATED                                77,900 Series I


By:/s/ Eugene Protash
   _________________________________

Title:      AVP
      ______________________________


/s/ Bruce Allen
____________________________________                       114,000 Series I
Bruce Allen


____________________________________                        47,600 Series I
Herbert Allen



ALLEN VALUE LIMITED                                         20,273 Series I


By:/s/ Philip Scaturro
   _________________________________

Title:______________________________



ALLEN VALUE PARTNERS, L.P.                                 169,727 Series I


By:/s/ Philip Scaturro
   _________________________________

Title:______________________________

HERBERT ALLEN, HERBERT A. ALLEN AND                         23,800 Series I
SUSAN K. WILSON, TRUSTEES OF HERBERT
ALLEN TRUST U/A DATED 12/1/84


By:/s/ Herbert A. Allen
   _________________________________

Title:______________________________

ARABALCO SA                                                   5,982 Series I


By:/s/ Illegible
   _________________________________

Title: President
      ______________________________


/s/ John F. Blakemore, Jr.
____________________________________                          6,112 Series D
John F. Blakemore, Jr.



BROWN UNIVERSITY THIRD CENTURY FUND                         110,000 Series I


By:/s/ Robert J. Kolger, Jr.
   _________________________________

Title:  Treasurer
      ______________________________



____________________________________                          4,700 Series I
Marvyn Carton


/s/ Mary Cullen
____________________________________                         19,000 Series I
Mary Cullen


/s/ J. Michael Egan
____________________________________                          3,800 Series I

J. Michael Egan



EGGER & CO. (GT BIOTECHNOLOGY AND                           110,063 Series C
HEALTH FUND)                                                 12,500 Series G


By:
   ---------------------------------


Title:
      ------------------------------





                                                             7,500 Series I
- ------------------------------------
Paul A. Gould


HABER PARTNERS II                                             4,700 Series I


By:
   ---------------------------------


Title:
      ------------------------------




                                                            19,102 Series I
- ------------------------------------
George Hayim



INTERBAER NOMINEES LIMITED                                   66,321 Series I


By:
   ---------------------------------


Title:
      ------------------------------



                                                             19,000 Series I
- ------------------------------------
Donald R. Keough

TERRY ALLEN KRAMER & IRWIN H. KRAMER,                        19,000 Series I
JOINT TENANTS WITH RIGHT OF SURVIVORSHIP


By:
   ---------------------------------

Title:
      ------------------------------




TERRY ALLEN KRAMER TRUST                                     19,000 Series I


By:
   ---------------------------------

Title:
      ------------------------------





/s/ Dan W. Lufkin                                            38,000 Series I
- ------------------------------------
Dan W. Lufkin


MIDLAND BANK TRUSTEE (JERSEY) LIMITED                        77,044 Series C
                                                            136,111 Series D
                                                             61,764 Series F
                                                             43,750 Series G
By: /s/ Illegible  /s/ Illegible                             88,217 Series H
   ---------------------------------                          6,667 Series I
                                                              5,293 Common

Title:  Authorized Signatories
      ------------------------------




NEW ENTERPRISE ASSOCIATES V,                                223,530 Series F
LIMITED PARTNERSHIP                                          62,500 Series G
                                                             82,450 Series H
                                                             57,158 Series I
By:  NEA Partners V, a Limited                                4,947 Common
   Partnership, its General
   Partner

By: /s/ Thomas C. McConnell
   ---------------------------------
 General Partner



                                                              3,800 Series I
- ------------------------------------
Bradley Allen Roberts


                                                             47,600 Series I
- ------------------------------------
Stanley S. Shuman



THE SILVERADO FUND I,                                        11,765 Series F
LIMITED PARTNERSHIP

By:  NEA Silverado Fund I, a Limited
   Partnership, its General Partner


By: /s/ C. Richard Kramlich
   ---------------------------------
 General Partner


- ------------------------------------                        14,200 Series I
John Simon

C.V. SOFINOVA VENTURE PARTNERS II                          150,000 Series G
                                                            41,525 Series H
                                                            28,580 Series I

By: /s/ Alix Mardual, M.D.                                   2,492 Common
   ---------------------------------

Title: Vice President
      ------------------------------



THOMPSON CLIVE INVESTMENTS PLC  22,013A Series C
                                                            38,889 Series D
                                                            17,647 Series F
By: /s/ Illegible /s/ Illegible                             12,500 Series G
   ---------------------------------
                                                            25,205 Series H
Title: Director       Director                               1,512 Common
      ------------------------------



THOMPSON CLIVE INVESTMENTS PLC                              11,006 Series C
THOMPSON CLIVE & PARTNERS LIMITED                           19,445 Series D
                                                             8,824 Series F
                                                             6,250 Series G
By: /s/ Illegible /s/ Illegible                             12,603 Series H
   ---------------------------------
                                                               952 Series I
Title: Director       Director                                 756 Common
      ------------------------------



THOMPSON CLIVE INVESTMENTS PLC  1,905A Series I
A UK PRIVATE LLC


By: /s/ Illegible /s/ Illegible
   ---------------------------------

Title: Director       Director
      ------------------------------



____________________________________                        22,158 Series I
Patricia Twohill-Lown

WILLIAM J. VANDEN HEUVEL SELF-EMPLOYED                       4,700 Series I
RETIREMENT PLAN & TRUST


By:
   ---------------------------------

Title:
      ------------------------------



WESTPAC SECURITIES (JERSEY) LIMITED                          5,982 Series I


By: /s/ Illegible
   ---------------------------------

Title: Director
      ------------------------------




                                                            23,800 Series I
- ------------------------------------
Susan K. Wilson



/s/ Harold M. Wit                                            9,500 Series I
- ------------------------------------
Harold M. Wit



WS INVESTMENT COMPANY 90B                                    4,412 Series F


By: /s/ J. Casey McGlynn
   ---------------------------------

Title: General Partner
      ------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ Herbert Allen
   -------------------------------------------
       Herbert Allen

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By: /s/ Susan Allen
   -------------------------------------------
        Susan Allen

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ Samuel Baker
   -------------------------------------------
       Samuel Baker

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ Barry Bergman
   -------------------------------------------
       Barry Bergman

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By: /s/ John P. Birkelund
   -------------------------------------------
        John P. Birkelund

Title:  Chairman
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By: /s/ Marvyn Carton
   -------------------------------------------
        Marvyn Carton

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:
   -------------------------------------------


Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------
The Cornerhouse Limited Partnership
- ----------------------------------------------

By:  /s/ Illegible
   -------------------------------------------

Title: General Partner
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ Philip DiLeo
   -------------------------------------------
       Philip DiLeo

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ Paul A. Gould
   -------------------------------------------
       Paul A. Gould

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:
   -------------------------------------------


Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity: Haber Partners II
               -------------------------------

- ----------------------------------------------

By:/s/ Warren Haber
   -------------------------------------------

Title: General Partner
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:
   -------------------------------------------


Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity: HAGC PARTNERS
               -------------------------------

- ----------------------------------------------

By:/s/ Herbert Allen
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By: /s/ Donald R. Keough
   -------------------------------------------
        Donald R. Keough

Title:  Chairman, DMK International, Inc.
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By: /s/ Dan W. Lufkin
   -------------------------------------------
        Dan W. Lufkin

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:
   -------------------------------------------


Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity: MARION FAMILY TRUST
               -------------------------------

U/T DTD 12/28/89
- ----------------------------------------------

By: /s/ Andre Marion /s/ Linda Marbury Marion
   -------------------------------------------

Title: Trustees
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ Robert C. Miller
   -------------------------------------------
       Robert C. Miller

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:
   -------------------------------------------


Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:  Parquet Legend Inc.
               -------------------------------
c/o Thomas P. Harrison, Kassler & Feuer,
- ----------------------------------------------

By: /s/ Illegible
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:
   -------------------------------------------


Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:  Gary William Ross Trust
               -------------------------------

- ----------------------------------------------

By: /s/ Illegible
   -------------------------------------------

Title:  TRUSTEE
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ Stanley S. Shuman
   -------------------------------------------
       Stanley S. Shuman

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ John Simon
   -------------------------------------------
       John Simon

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ C. Fred Toney
   -------------------------------------------
       C. Fred Toney

Title: Managing Director, Pacific Growth Equitites
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity:
               -------------------------------

- ----------------------------------------------

By:
   -------------------------------------------

Title:
      ----------------------------------------

SERIES J INVESTORS:

If and Individual:

By:/s/ William J. Vanden Heuval
   -------------------------------------------
       William J. Vanden Heuval

Title:
      ----------------------------------------


If a Partnership, Trust or other Entity:

Name of Entity: William J. Vanden Heuval
               -------------------------------
Retirement Plan
- ----------------------------------------------

By: /s/ William J. Vanden Heuval
   -------------------------------------------

Title: Trustee
      ----------------------------------------